                        ANNUAL REPORT / OCTOBER 31, 2001

                          AIM DEVELOPING MARKETS FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                 MURAL FROM THE TEMPLE OF LONGING BY PAUL KLEE

 PAUL KLEE'S ART WAS TRANSFORMED BY A TRIP HE TOOK TO TUNISIA IN 1914, WHERE HE

  WAS AWED BY THE LANDSCAPE'S BEAUTIFULLY INTENSE COLOR AND LIGHT. KLEE BROUGHT

  THESE QUALITIES TO HIS OWN WORK, CREATING IMAGINATIVE, LIGHT-FILLED PAINTINGS

   LIKE THE ONE ON THE COVER. RADIATING OPTIMISM AND ENERGY, KLEE'S MURAL IS A

     FITTING EMBLEM FOR THE DYNAMIC GROWTH PUSHING TODAY'S EMERGING MARKETS

                             INTO THE 21ST CENTURY.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Developing Markets Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o Had the advisor not waived fees during the reporting period, total returns would have been lower.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in emerging markets involves greater risk and potential reward than investing in more established markets.
o Investing in small and mid-size companies may involve risks not associated with more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
o Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o The fund invests in higher yielding, lower rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds), for which the government guarantees the repayment of principal and interest if held to maturity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Emerging Markets Free Index is a group of securities from emerging markets tracked by Morgan Stanley Capital International. The "free" index represents actual buyable opportunities for global investors.
o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by
ROBERT H.          this report--October 31, 2000, to October 31, 2001--has been.
GRAHAM]            Even before September's terrorist attacks, the slowdown in the economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                       To give you some idea of how harsh the equity
                   environment has been, for major domestic and global
benchmarks--the S&P 500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
In this difficult market, investors tended to prefer the presumably safer securities of more developed economies, and your fund's total return reflects this. For example, Class A shares of AIM Developing Markets Fund produced a total return of -28.51% at net asset value. The fund underperformed the MSCI Emerging Markets Free Index, which returned -23.46% for the year. Since many developing nations are dependent on exports to the United States, the slowdown in the U.S. economy took its toll on these markets.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

FUND CONTENDS WITH RISK-AVERSE INVESTORS

HOW DID AIM DEVELOPING MARKETS FUND PERFORM DURING THE REPORTING PERIOD? Risk-averse investors shunned developing markets in favor of "safer" securities for most of the fiscal year. Given this environment, for the fiscal year ended October 31, 2001, AIM Developing Markets Fund returned -28.51% for Class A shares, -28.78% for Class B shares and -28.90% for Class C shares based on net asset value (excluding a sales charge). By comparison, the fund's index, the MSCI Emerging Markets Free Index returned -23.46% over the same period.
     Much of the fund's underperformance vs. its benchmark arose during the last two weeks of September when stock markets were in free fall from the terrorist attacks in the U.S. Just prior to this period, as a result of a shareholder vote, AIM Latin American Growth Fund was merged into AIM Developing Markets Fund. Restructuring the portfolio during this sharp market correction proved difficult and negatively affected fund performance.
     The third quarter, and certainly the month of September, was a trying time for investors but October was a more investor-friendly atmosphere. Markets rallied strongly in October and the fund returned 6.04% for Class A shares, 6.10% for Class B shares and 5.93% for Class C shares, excluding sales charges, for the month.

WHAT WERE CONDITIONS LIKE IN DEVELOPING MARKETS?
A steady stream of disappointing corporate downgrades, coupled with the aftermath of the U.S. terrorist attacks, sent world markets lower. Indeed, there was little place to hide as the decline was truly felt around the world. Safety became the investment mantra--detracting from international investments and certainly those in emerging markets. Hardest hit were developing markets that derive export revenue from the U.S.
     Following the attacks, U.S. stock markets were closed for nearly a week. Most world markets remained open but were volatile. When U.S. markets reopened on September 17, the Dow experienced one of its worst weeks. Markets, however, recouped their losses in October as the U.S. Federal Reserve Board (the Fed) reduced interest rates. Other major central banks around the globe did the same. Buoyed by this injection of financial liquidity, markets in the U.S. and abroad rallied. The threat of terrorism, however, hung over markets and they remained volatile.

WHAT WERE CONDITIONS LIKE IN ASIAN MARKETS?
Asia is an export-driven region highly correlated with U.S. and European growth. Therefore, global economic uncertainty weighed heavily on markets. As Singapore ships more than 20% of its goods to the U.S., its GDP contracted in the third quarter. Hong Kong struggled with deflationary pressures and the strength of the U.S. dollar--to which the Hong Kong dollar is pegged. Taiwan and India were both struck by the global trade slowdown as they export to the U. S. In fact, the only Asian market in positive territory year-to-date was South Korea.
     Still we feel there are good opportunities in the region. For instance, Asian financial stocks such as property and regional banks with strong franchises should benefit from an uptick in global economic conditions.

HOW DID HOLDINGS IN LATIN AMERICA FARE?
Argentina remains stuck in a bruising cycle of escalating interest rates, deepening

FUND AT A GLANCE

AIM Developing Markets Fund is for shareholders who seek long-term growth of capital and secondarily income. The fund primarily invests in developing-market equity securities of companies, but may also invest in developing market debt securities.

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o   All-cap fund may invest in small, mid or large-cap companies

o Normally invests in emerging market equity but may also invest in emerging-market debt

o Developing countries include nearly every country in the world except the U.S., Canada, Japan, Australia, New Zealand and most countries in western Europe.

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

==============================================================================================================================
TOP 10 HOLDINGS                                   TOP 10 INDUSTRIES                                 TOP 10 COUNTRIES
------------------------------------------------------------------------------------------------------------------------------
 1. Anglo American PLC (South Africa)       3.4%   1. Banks                                   13.5%  1. South Korea      17.4%
 2. Taiwan Semiconductor                           2. Diversified Financial Services          10.9   2. Mexico           11.8
    Manufacturing Co. Ltd. (Taiwan)         3.2    3. Wireless Telecommunications Services    10.0   3. South Africa     11.0
 3. India Technology (India)                2.8    4. Integrated Telecommunications Services   7.7   4. Taiwan            9.6
 4. Grupo Televisa S.A. ADR (Mexico)        2.7    5. Real Estate Management & Development     6.0   5. Brazil            9.5
 5. GS India Consumer & Finance (India)     2.5    6. Electronic Equipment & Instruments       5.7   6. Hong Kong         7.1
 6. Samsung Electronic Co., Ltd.-GDR Reg S         7. Semiconductors                           5.6   7. Russia            7.1
    (South Korea)                           2.3    8. Electric Utilities                       4.1   8. India             6.2
 7. Sun Hung Kai Properties (Hong Kong)     2.2    9. Diversified Metals & Mining              4.0   9. Malaysia          4.3
 8. Fomento Economico Mexicano S.A. de            10. Soft Drinks                              2.9  10. Israel            2.6
    C.V.-ADR (Mexico)                       2.2
 9. RAO Unified Energy Systems-GDR
    (Russia)                                2.0
10. Mobile Telesystems-ADR (Russia)         1.9

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.

==============================================================================================================================

recession and possible default on its debt. Brazil remained in the midst of a homegrown energy crisis and its currency (the real) continued to weaken. The fund's exposure to financial stocks in Argentina and Brazil detracted from fund performance.
    Mexico was one of the best-performing Latin American markets--with slightly positive returns year-to-date. However, its strength and weakness is its dependence on the U.S. economy. As the U.S. consumes more than 80% of Mexican exports, the U.S. economic slowdown took its toll on Mexican markets. The peso, however, remains one of the few currencies to strengthen against the dollar thus far this year.
    Despite the uncertainties in Latin America, we continue to see good investment opportunities. For instance, we added to our exposure in fixed and cellular telecommunication stocks in Brazil.

HOW DID HOLDINGS IN EASTERN EUROPE PERFORM?
Russia's demonstrated ongoing commitment to fiscal reform and a boost from higher oil prices earlier in the year made it one of the best-performing stock markets year-to-date. Buoyed by high oil prices, Russian oil holdings benefited the fund early in the fiscal year.

HOW DID YOU DECIDE SECTOR EXPOSURE?
The fund is not sector driven. Rather, the fund's sector allocation is a result of stock picking. Recently, our stock selection has moved away from defensive securities and towards companies that will benefit from a turn in the current economic cycle. Financial stocks--with the exception of those in Argentina and Brazil that were inherited from the AIM Latin American Fund merger--have aided performance. In the third quarter, we increased our exposure to technology stocks, especially semiconductors and software stocks that are trading at trough valuations.

DESCRIBE SOME OF YOUR TOP HOLDINGS?

o Anglo America PLC is the world's number one gold producer. Gold and platinum account for 30% of its sales. The company also produces ferrous and base metals, coal, forest products and industrial minerals.
o Fomento Economico Mexicano-S.A. de C.V. produces beverages and packaging as well as operating retail stores.
o Samsung Electronics Co., Ltd. is South Korea's top electronics company and the world's largest computer chip maker.

ANY FINAL THOUGHTS?
While most developing markets have declined in tandem with other world markets this year, many emerging markets are experiencing falling domestic interest rates and trading at significant discounts to their developed counterparts. Indeed, many emerging markets stand at dramatically low levels and could start looking more attractive as investors become less risk averse. Historically when the U.S. economy emerges from a recession, U.S. imports typically surge and emerging markets are generally some of the first to rally.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges
--------------------------------------------------------------------------------
CLASS A SHARES
Inception (1/11/94)        -8.68%
5 Years                   -13.31
1 Year                    -31.88

CLASS B SHARES
Inception (11/3/97)       -16.17%
1 Year                    -32.34

CLASS C SHARES
Inception (3/1/99)         -6.46%
1 Year                    -29.61

The fund's average annual returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter-end, which were: Class A shares, one year, -39.95%; five years, -14.40; inception (1/11/94), -9.46%. Class B shares, one year, -40.50%; inception (11/3/97), -17.74%. Class C shares, one year, -37.93%;
inception (3/1/99), -8.73%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
1/11/94-10/31/01

================================================================================

FUND CLASS A SHARES        MSCI EMERGING MARKETS FREE INDEX
1/94       9525            1/94      10000
           9614            4/94       8914
4/94       7944                       9522
           8274            10/94     10631
10/94      9195                       8282
           7383            4/95       8486
4/95       7251                       9165
           7863            10/95      8565
10/95      7666                       9411
           8801            4/96       9707
4/96       9038                       9059
           9003            10/96      9122
10/96      9583                       9952
          10367            4/97      10123
4/97      10513                      11133
          11498            10/97      8348
10/97      9094                       7591
           8364            4/98       8652
4/98       9428                       6895
           7642            10/98      5762
10/98      5720                       6051
           5761            4/99       7771
4/99       7352                       8369
           7699            10/99      8333
10/99      7615                      10297
           9339            4/00       9490
4/00       8253                       8934
           7796            10/00      7600
10/00      6889                       8082
           7193            4/01       7050
4/01       6164                       6546
           5775            10/01      5818
10/01      4925
                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

The chart compares AIM Developing Markets Fund Class A shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 1/11/94--10/31/01. (Please note that performance results for the MSCI Emerging Markets Free Index is for the period 12/31/93--10/31/01.)
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI Emerging Markets Free Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    The fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart does not reflect taxes a shareholder would pay on redemption of fund shares. Index performance does not reflect the effect of taxes, either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

A I M Capital Management, Inc.
A I M Distributors, Inc.
The AIM Family of Funds--Registered Trademark--
AMVESCAP National Trust Company

                                  [LOCK IMAGE]

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                      MARKET
                                      SHARES          VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-97.34%

ARGENTINA-0.72%

Banco Hipotecario S.A.-Wts.,
  expiring 02/02/04 (Banks)
  (Acquired 01/28/99; Cost
  $30,850)(a)(b)(c)                          617   $     30,850
---------------------------------------------------------------
IRSA Inversiones y
  Representaciones S.A.-GDR
  (Real Estate Management &
  Development)(d)                         51,058        395,699
---------------------------------------------------------------
Nortel Inversora S.A.-ADR
  (Alternative Carriers)                 199,100        746,625
===============================================================
                                                      1,173,174
===============================================================

BRAZIL-9.47%

Brasil Telecom Participacoes
  S.A. (Integrated
  Telecommunication Services)        154,881,000        847,365
---------------------------------------------------------------
Companhia Energetica de Minas
  Gerais-Pfd. (Electric
  Utilities)                          89,300,000        884,388
---------------------------------------------------------------
Companhia Paranaense de
  Energia-Copel-ADR (Electric
  Utilities)                             289,735      1,390,729
---------------------------------------------------------------
Companhia Paranaense de
  Energia-Copel-Pfd. (Electric
  Utilities)                          34,286,000        170,413
---------------------------------------------------------------
Companhia Siderurgica Nacional
  S.A. (Steel)                        38,333,000        398,259
---------------------------------------------------------------
Companhia Vale Do Rio Doce-Class
  A Pfd. (Diversified Metals &
  Mining)                                 40,000        835,460
---------------------------------------------------------------
Eletropaulo
  Metropolitana-Eletricidade de
  Sao Paulo S.A.-Pfd. (Electric
  Utilities)                          31,516,000        760,896
---------------------------------------------------------------
Embratel Participacoes S.A.-ADR
  (Integrated Telecommunication
  Services)                               85,000        229,500
---------------------------------------------------------------
Embratel Participacoes S.A.-Pfd.
  (Integrated Telecommunication
  Services)                          150,000,000        422,849
---------------------------------------------------------------
Itausa-Investimentos Itau
  S.A.-Pfd. (Industrial
  Conglomerates)                       1,250,000        880,935
---------------------------------------------------------------
Petroleo Brasileiro S.A.
  (Integrated Oil & Gas)                  48,500        960,645
---------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR
  (Integrated Oil & Gas)                  41,900        804,480
---------------------------------------------------------------
Tele Nordeste Celular
  Participacoes S.A.-ADR
  (Wireless Telecommunication
  Services)                               12,500        247,500
---------------------------------------------------------------
Tele Norte Leste Participacoes
  S.A.-ADR (Integrated
  Telecommunication Services)            308,000      3,129,280
---------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A. (Integrated
  Telecommunication Services)         86,027,027            957
---------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-Pfd. (Integrated
  Telecommunication Services)                  2              0
---------------------------------------------------------------
Telecomunicacoes Participacoes
  de Sao Paulo S.A. (Integrated
  Telecommunication Services)                526              4
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
BRAZIL-(CONTINUED)

Telefonica Data Brasil Holding
  (Integrated Telecommunication
  Services)(d)                               526   $          0
---------------------------------------------------------------
Telefonica Data Brasil
  Holding-Pfd. (Integrated
  Telecommunication Services)(d)               1              0
---------------------------------------------------------------
Telemig Celular Participacoes
  S.A.-ADR (Wireless
  Telecommunication Services)             10,000        239,700
---------------------------------------------------------------
Telesp Celular Participacoes
  S.A. (Wireless
  Telecommunication Services)                701              1
---------------------------------------------------------------
Unibanco-Uniao de Bancos
  Brasileiros S.A.-GDR (Banks)            64,516      1,014,837
---------------------------------------------------------------
Unibanco-Uniao de Bancos
  Brasileiros S.A.-Units
  (Banks)(e)                           5,400,471        170,267
---------------------------------------------------------------
Votorantim Celulose e Papel
  S.A.-ADR (Paper Products)               52,254        757,683
---------------------------------------------------------------
Votorantim Celulose e Papel
  S.A.-Pfd. (Paper Products)          45,587,000      1,339,203
===============================================================
                                                     15,485,351
===============================================================

CHILE-0.80%

Banco de A. Edwards-ADR (Banks)           26,700        401,835
---------------------------------------------------------------
Embotelladora Andina S.A.-Class
  B-ADR (Soft Drinks)                     40,000        291,200
---------------------------------------------------------------
Quinenco S.A.-ADR (Industrial
  Conglomerates)(d)                      102,400        619,520
===============================================================
                                                      1,312,555
===============================================================

CHINA-1.73%

China Unicom Ltd. (Wireless
  Telecommunication Services)(d)       3,038,000      2,823,836
===============================================================

HONG KONG-7.10%

China Mobile Ltd. (Wireless
  Telecommunication Services)(d)         767,500      2,327,144
---------------------------------------------------------------
Henderson Land Development Co.,
  Ltd. (Real Estate Management &
  Development)(d)                        900,000      2,890,440
---------------------------------------------------------------
Shum Yip Investment Ltd. (Real
  Estate Management &
  Development)                         7,770,000      2,291,198
---------------------------------------------------------------
Sun Hung Kai Properties Ltd.
  (Real Estate Management &
  Development)(d)                        576,000      3,544,684
---------------------------------------------------------------
TCL International Holdings Ltd.
  (Consumer Electronics)               4,330,000        560,690
===============================================================
                                                     11,614,156
===============================================================

HUNGARY-0.01%

Pannonplast Rt. (Commodity
  Chemicals)                               2,126         21,163
---------------------------------------------------------------
Technoimpex (Multi-Sector
  Holdings)(c)(d)                          1,400              0
===============================================================
                                                         21,163
===============================================================

                                                      MARKET
                                      SHARES          VALUE

INDIA-6.17%

Associated Cement Cos.
  Ltd.-Equity Participation
  Ctfs., expiring 03/29/02 (ABN
  AMRO) (Construction
  Materials)(a)                          593,600   $  1,640,295
---------------------------------------------------------------
BSES Ltd. (Electric
  Utilities)(c)                              100            395
---------------------------------------------------------------
Cinevista Communications
  (Integrated Telecommunication
  Services)(c)(d)                          3,700          2,502
---------------------------------------------------------------
ICICI Bank Ltd. (Diversified
  Financial Services)                    271,384        574,549
---------------------------------------------------------------
ICICI Bank Ltd.-ADR (Diversified
  Financial Services)                    186,714      1,299,529
---------------------------------------------------------------
India Technology-Equity
  Participation Ctfs., expiring
  02/07/02 (The Goldman Sachs
  Group) (Computer Hardware)(a)           28,610      4,607,583
---------------------------------------------------------------
Indian Hotels Co. Ltd. (Hotels)               50            139
---------------------------------------------------------------
ITC Ltd. (Tobacco)(c)(d)                   1,100         15,747
---------------------------------------------------------------
Satyam Computer Services
  Ltd.-ADR (IT Consulting &
  Services)                              162,611      1,089,494
---------------------------------------------------------------
State Bank of India (Banks)(c)               550          2,128
---------------------------------------------------------------
Videsh Sanchar Nigam Ltd.-ADR
  (Integrated Telecommunication
  Services)                               87,343        847,227
===============================================================
                                                     10,079,588
===============================================================

INDONESIA-0.00%

Lippo Bank-Ctfs. of Entitlement,
  expiring 06/30/02 (Banks)
  (Acquired 05/22/00; Cost
  $0)(a)(b)(c)                       100,580,400              0
---------------------------------------------------------------
Lippo Bank-Wts., expiring
  04/15/02 (Banks) (Acquired
  05/22/00; Cost $0)(a)(b)(c)        100,580,400              0
===============================================================
                                                              0
===============================================================

ISRAEL-2.58%

Bank Leumi Le-Israel (Banks)             842,913      1,504,851
---------------------------------------------------------------
Bezeq Israeli Telecommunications
  Corp. Ltd. (Integrated
  Telecommunication Services)          1,028,100      1,086,883
---------------------------------------------------------------
NICE Systems Ltd.-ADR
  (Telecommunications
  Equipment)(d)                           59,100        883,545
---------------------------------------------------------------
Orbotech, Ltd. (Electronic
  Equipment & Instruments)(d)             24,700        532,532
---------------------------------------------------------------
RADVision Ltd. (Internet
  Software & Services)(d)                 32,854        214,208
===============================================================
                                                      4,222,019
===============================================================

LUXEMBOURG-0.38%

Quilmes Industrial S.A.-ADR
  (Brewers)                               61,847        618,470
===============================================================

MALAYSIA-4.26%

Genting Berhad (Casinos &
  Gaming)                                545,000      1,333,798
---------------------------------------------------------------
IOI Corp. Berhad (Agricultural
  Products)                            1,509,000      1,326,314
---------------------------------------------------------------
Public Bank Berhad (Banks)             1,212,000        838,821
---------------------------------------------------------------
Public Bank Berhad (Banks)             1,102,000        658,291
---------------------------------------------------------------
Public Finance Berhad (Banks)            627,000        626,992
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
MALAYSIA-(CONTINUED)

RHB Capital Berhad (Banks)             2,391,000   $  1,176,608
---------------------------------------------------------------
Star Publications Berhad
  (Publishing & Printing)                872,000      1,009,671
===============================================================
                                                      6,970,495
===============================================================

MEXICO-11.75%

Alfa S.A.-Class A (Industrial
  Conglomerates)                         300,000        267,817
---------------------------------------------------------------
America Movil S.A. de
  C.V.-Series L-ADR (Wireless
  Telecommunication Services)             99,500      1,492,500
---------------------------------------------------------------
Carso Global Telecom-Class A1
  (Integrated Telecommunication
  Services)(d)                         1,550,000      2,899,461
---------------------------------------------------------------
Cemex S.A. de C.V. (Construction
  Materials)                             369,400      1,692,668
---------------------------------------------------------------
Cemex S.A. de C.V.-ADR Wts.,
  expiring 12/13/02
  (Construction Materials)
  (Acquired 12/16/99; Cost
  $7,704)(a)(b)                           22,000          5,930
---------------------------------------------------------------
Coca-Cola Femsa, S.A. de
  C.V.-ADR (Soft Drinks)                  45,000        904,050
---------------------------------------------------------------
Consorcio ARA, S.A. de C.V.
  (Real Estate Management &
  Development)(d)                        481,915        654,677
---------------------------------------------------------------
Controladora Comercial Mexicana
  S.A. de C.V.-Units (Department
  Stores)(f)                           1,250,000        741,240
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-ADR (Soft Drinks)              113,824      3,528,544
---------------------------------------------------------------
Grupo Financiero BanCrecer S.A.
  de C.V.- Series B (Diversified
  Financial Services)(d)                       1              0
---------------------------------------------------------------
Grupo Financiero Banorte S.A. de
  C.V.- Class O (Banks)(d)                57,000         91,876
---------------------------------------------------------------
Grupo Financiero BBVA Bancomer,
  S.A. de C.V.-Class O
  (Banks)(d)                           2,333,490      1,766,156
---------------------------------------------------------------
Grupo Posadas S.A.-Series A
  (Hotels)(d)                            466,000        301,456
---------------------------------------------------------------
Grupo Posadas S.A.-Series L
  (Hotels)(d)                            752,300        486,663
---------------------------------------------------------------
Grupo Televisa S.A.-ADR
  (Broadcasting & Cable TV)(d)           143,628      4,373,473
===============================================================
                                                     19,206,511
===============================================================

PAKISTAN-0.00%

Dewan Salman Fibre Ltd.
  (Commodity Chemicals)                        6              1
---------------------------------------------------------------
Pakistan State Oil Co. Ltd. (Oil
  & Gas Refining & Marketing)                 93            169
===============================================================
                                                            170
===============================================================

PERU-0.32%

Credicorp Ltd. (Banks)                    25,000        202,500
---------------------------------------------------------------
Union de Cervecerias Backus &
  Johnston S.A.-Class I
  (Brewers)                            1,218,301        318,788
===============================================================
                                                        521,288
===============================================================

PHILIPPINES-0.18%

Manila Electric Co. (Electric
  Utilities)                             465,500        295,698
===============================================================

                                                      MARKET
                                      SHARES          VALUE

RUSSIA-7.10%

Mobile Telesystems-ADR (Wireless
  Telecommunication Services)(d)         111,800   $  3,166,176
---------------------------------------------------------------
RAO Unified Energy Systems-GDR
  (Electric Utilities)                   332,840      3,265,132
---------------------------------------------------------------
Surgutneftegaz-ADR (Oil & Gas
  Exploration & Production)              204,100      2,589,008
---------------------------------------------------------------
Vimpel-Communications (Wireless
  Telecommunication Services)(d)          44,300        877,140
---------------------------------------------------------------
YUKOS-ADR (Oil & Gas Refining &
  Marketing)                              30,600      1,710,968
===============================================================
                                                     11,608,424
===============================================================

SINGAPORE-0.94%

Total Access Communication PLC
  (Wireless Telecommunication
  Services)                            1,274,800      1,529,760
===============================================================

SOUTH AFRICA-10.92%

Anglo American Platinum Corp.
  Ltd. (Precious Metals &
  Minerals)                               40,800      1,331,726
---------------------------------------------------------------
Anglo American PLC (Diversified
  Metals & Mining)                       436,700      5,623,918
---------------------------------------------------------------
Barloworld Ltd. (Industrial
  Conglomerates)                         276,000      1,455,662
---------------------------------------------------------------
BOE Ltd. (Diversified Financial
  Services)                            3,434,000      1,345,626
---------------------------------------------------------------
FirstRand Ltd. (Banks)                 2,136,000      1,732,815
---------------------------------------------------------------
Johnnic Holdings Ltd.
  (Multi-Sector Holdings)                168,243        896,246
---------------------------------------------------------------
Sanlam Ltd. (Life & Health
  Insurance)(d)                        1,786,000      1,664,510
---------------------------------------------------------------
Standard Bank Investment Corp. Ltd.
  (Banks)                                869,900      2,855,967
---------------------------------------------------------------
Venfin Ltd. (Wireless
  Telecommunication Services)            508,850        943,083
===============================================================
                                                     17,849,553
===============================================================

SOUTH KOREA-17.39%

Daishin Securities Co.-Pfd.
  (Diversified Financial
  Services)                              420,800      1,913,320
---------------------------------------------------------------
Kookmin Bank-GDR (Banks)
  (Acquired 08/24/01-09/08/01;
  Cost $2,174,578)(a)(b)                 179,002      2,752,335
---------------------------------------------------------------
Korea Stock Price 200
  Index-Equity Participation
  Ctfs., expiring 10/04/02
  (Merrill Lynch) (Diversified
  Financial Services)(a)              55,708,997      2,863,442
---------------------------------------------------------------
Korea Telecom Corp.-ADR
  (Integrated Telecommunication
  Services)                              102,000      2,125,680
---------------------------------------------------------------
Korea Telecom Corp.-Equity
  Participation Ctfs., expiring
  11/01/02 (Merrill Lynch)
  (Integrated Telecommunication
  Services) (Acquired 10/24/01;
  Cost $657,676)(a)(b)                    18,110        673,330
---------------------------------------------------------------
Korea Tobacco & Ginseng
  Corp.-GDR (Tobacco) (Acquired
  10/24/01; Cost $766,683)(b)(d)         215,382      1,595,981
---------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.-ADR
  (Steel)                                110,200      1,889,930
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
SOUTH KOREA-(CONTINUED)

Samsung SDI Co., Ltd.
  (Electronic Equipment &
  Instruments)                            27,100   $  1,091,557
---------------------------------------------------------------
Samsung Electronics Co.,
  Ltd.-GDR, REGS (Electronic
  Equipment & Instruments)                51,123      3,757,541
---------------------------------------------------------------
Samsung Electronics Co.,
  Ltd.-GDR (Electronic Equipment
  & Instruments)                          29,900        856,635
---------------------------------------------------------------
Samsung Electronics Co.,
  Ltd.-Pfd. (Electronic
  Equipment & Instruments)                53,300      3,042,765
---------------------------------------------------------------
Samsung Securities Co., Ltd.
  (Diversified Financial
  Services)                               89,900      2,336,286
---------------------------------------------------------------
Shinhan Financial Group Co.,
  Ltd.-GDR (Banks) (Acquired
  09/19/00-08/01/01; Cost
  $2,653,215)(b)(d)                      133,600      2,364,720
---------------------------------------------------------------
SK Telecom Co., Ltd.-ADR
  (Wireless Telecommunication
  Services)                               55,092      1,161,339
===============================================================
                                                     28,424,861
===============================================================

TAIWAN-9.58%

Bank Sinopac (Banks)(d)                3,016,000      1,215,142
---------------------------------------------------------------
Chinatrust Commercial
  Bank-Equity Participation
  Ctfs., expiring 07/22/02 (ABN
  AMRO) (Diversified Financial
  Services) (Acquired 07/20/01;
  Cost $1,087,505)(b)(d)               2,036,178      1,025,827
---------------------------------------------------------------
Fubon Securities-Wts.-Equity
  Participation Ctfs., expiring
  08/29/02 (Merrill Lynch)
  (Diversified Financial
  Services)(d)                         2,010,800        967,396
---------------------------------------------------------------
Pros Mos Technologies
  Inc.-Equity Participation
  Ctfs., expiring 08/29/02 (ABN
  AMRO) (Diversified Financial
  Services)(d)                         3,351,000      1,368,884
---------------------------------------------------------------
Taiwan Petrochemicals-Equity
  Participation Ctfs., expiring
  06/11/02 (The Goldman Sachs
  Group) (Integrated Oil &
  Gas)(d)                                619,359      1,102,459
---------------------------------------------------------------
Taiwan Semiconductor
  Manufacturing Co. Ltd.-Equity
  Participation Ctfs., expiring
  01/10/02 (ABN AMRO)
  (Semiconductors)(d)                  2,997,117      5,262,937
---------------------------------------------------------------
United Microelectronic Corp.
  Ltd-Equity Participation
  Ctfs., expiring 02/22/02 (UBS
  Warburg) (Semiconductors)(d)         3,477,446      2,851,506
---------------------------------------------------------------
United Microelectronics Corp.
  Ltd. (Semiconductors)(d)             1,203,590        990,781
---------------------------------------------------------------
Yageo Corp.-GDR (Health Care
  Equipment)(d)                          300,118        882,347
===============================================================
                                                     15,667,279
===============================================================

THAILAND-1.70%

Shin Corp. Public Co. Ltd.
  (Wireless Telecommunication
  Services)(d)                         4,640,000      1,608,589
---------------------------------------------------------------
TelecomAsia Corp. Public Co.
  Ltd. (Integrated
  Telecommunication Services)(d)       2,500,000        492,060
---------------------------------------------------------------
Thai Farmers Bank Public Co.
  Ltd., (Banks)(d)                     1,790,000        670,599
===============================================================
                                                      2,771,248
===============================================================

                                                      MARKET
                                      SHARES          VALUE

TURKEY-1.74%

Haci Omer Sabanci Holding A.S.
  (Multi-Sector Holdings)            289,055,562   $    922,806
---------------------------------------------------------------
Yapi ve Kredi Bankasi A.S.
  (Banks)                          1,060,764,500      1,925,644
===============================================================
                                                      2,848,450
===============================================================

UNITED KINGDOM-2.50%

India Consumer & Finance-Equity
  Participation Ctfs., expiring
  07/02/02 (Goldman Sachs)
  (Diversified Financial
  Services)(d)                             6,174      4,083,706
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $191,832,344)                                 159,127,755
===============================================================

                                    PRINCIPAL
                                    AMOUNT(g)
NON-U.S. DOLLAR DENOMINATED
  BONDS-0.00%

BRAZIL-0.00%

Companhia Vale Do Rio Doce,
  Bonds (Diversified Metals &
  Mining) 0.00%, 12/31/09 (Cost
  $0)(c)(h) BRL                   $      276,400              0
===============================================================

                                                      MARKET
                                      SHARES          VALUE
MONEY MARKET FUNDS-2.24%

STIC Liquid Assets Portfolio(i)        1,831,134   $  1,831,134
---------------------------------------------------------------
STIC Prime Portfolio(i)                1,831,134      1,831,134
===============================================================
    Total Money Market Funds
      (Cost $3,662,268)                               3,662,268
===============================================================
TOTAL INVESTMENTS-99.58% (Cost
  $195,494,612)                                     162,790,023
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.42%                                     687,861
===============================================================
NET ASSETS-100.00%                                 $163,477,884
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
BRL    - Brazilian Real
Ctfs.  - Certificates
GDR    - Global Depositary Receipt
Pfd.   - Preferred
REGS   - Regulation S
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/01 was $8,448,973, which represented 5.17% of the Fund's net assets.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d)  Non-income producing security.
(e) Each unit represents one preferred share of Unibanco and one preferred B share of Unibanco Holdings.
(f)  Each unit represents three B shares and one C share.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $195,494,612)*                                $162,790,023
------------------------------------------------------------
Foreign currencies, at value (cost $68,646)           67,727
------------------------------------------------------------
Receivables for:
  Investments sold                                 4,065,909
------------------------------------------------------------
  Fund shares sold                                   121,864
------------------------------------------------------------
  Dividends                                          380,926
------------------------------------------------------------
Collateral for securities loaned                   8,678,975
------------------------------------------------------------
Other assets                                          23,020
============================================================
    Total assets                                 176,128,444
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            2,654,935
------------------------------------------------------------
  Fund shares reacquired                             960,951
------------------------------------------------------------
  Collateral upon return of securities loaned      8,678,975
------------------------------------------------------------
Accrued distribution fees                            207,797
------------------------------------------------------------
Accrued trustees' fees                                   504
------------------------------------------------------------
Accrued transfer agent fees                           90,290
------------------------------------------------------------
Accrued operating expenses                            57,108
============================================================
    Total liabilities                             12,650,560
============================================================
Net assets applicable to shares outstanding     $163,477,884
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $110,755,875
____________________________________________________________
============================================================
Class B                                         $ 51,039,817
____________________________________________________________
============================================================
Class C                                         $  1,682,192
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           17,518,086
____________________________________________________________
============================================================
Class B                                            8,160,236
____________________________________________________________
============================================================
Class C                                              269,301
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       6.32
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.32 divided by
      95.25%)                                   $       6.64
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       6.25
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       6.25
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $8,620,087 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Interest                                        $  4,152,609
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $287,550)                                        2,102,666
------------------------------------------------------------
Dividends from affiliated money market funds         128,358
------------------------------------------------------------
Security lending income                              153,617
============================================================
    Total investment income                        6,537,250
============================================================

EXPENSES:

Advisory fees                                      1,720,644
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                       136,119
------------------------------------------------------------
Distribution fees -- Class A                         484,321
------------------------------------------------------------
Distribution fees -- Class B                         604,081
------------------------------------------------------------
Distribution fees -- Class C                          15,769
------------------------------------------------------------
Transfer agent fees                                1,054,459
------------------------------------------------------------
Trustees' fees                                        12,749
------------------------------------------------------------
Other                                                274,782
============================================================
    Total expenses                                 4,352,924
============================================================
Less: Fees waived                                   (880,540)
------------------------------------------------------------
    Expenses paid indirectly                         (14,508)
============================================================
    Net expenses                                   3,457,876
============================================================
Net investment income                              3,079,374
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (63,585,286)
------------------------------------------------------------
  Foreign currencies                                (686,599)
============================================================
                                                 (64,271,885)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            3,050,381
------------------------------------------------------------
  Foreign currencies                                  16,723
============================================================
                                                   3,067,104
============================================================
Net gain (loss) from investment securities and
  foreign currencies:                            (61,204,781)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(58,125,407)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001             2000
                                                              -------------    -------------
OPERATIONS:

  Net investment income (loss)                                $   3,079,374    $    (332,934)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (64,271,885)      (5,936,831)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                  3,067,104      (18,736,806)
============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (58,125,407)     (25,006,571)
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (702,997)        (611,162)
--------------------------------------------------------------------------------------------
  Advisor Class*                                                         --           (1,538)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        12,675,071       (8,288,646)
--------------------------------------------------------------------------------------------
  Class B                                                        (8,454,997)      42,716,558
--------------------------------------------------------------------------------------------
  Class C                                                           553,866        1,635,318
--------------------------------------------------------------------------------------------
  Advisor Class*                                                         --         (659,631)
============================================================================================
    Net increase (decrease) in net assets                       (54,054,464)       9,784,328
============================================================================================

NET ASSETS:

  Beginning of year                                             217,532,348      207,748,020
============================================================================================
  End of year                                                 $ 163,477,884    $ 217,532,348
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 459,722,262    $ 424,284,883
--------------------------------------------------------------------------------------------
  Undistributed net investment income                             1,748,611           88,436
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (265,238,741)    (185,222,717)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (32,754,248)     (21,618,254)
============================================================================================
                                                              $ 163,477,884    $ 217,532,348
____________________________________________________________________________________________
============================================================================================

* Advisor Class shares were converted to Class A shares effective as of close of business February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Developing Markets Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital and its secondary objective is income, to the extent consistent with seeking growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was decreased by $716,202, undistributed net realized gains decreased by $15,744,139 and paid in capital increased by $16,460,341 as result of differing book/tax treatment of foreign currency transactions merger activity, net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $259,298,559 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD      EXPIRATION
   ------------      ----------
   $    963,721   October 31, 2002
   -------------------------------
      4,421,874   October 31, 2003
   -------------------------------
     92,557,012   October 31, 2005
   -------------------------------
     77,805,108   October 31, 2006
   -------------------------------
      9,273,499   October 31, 2007
   -------------------------------
     15,085,807   October 31, 2008
   -------------------------------
     59,191,538   October 31, 2009
   ===============================
   $259,298,559
   _______________________________
   ===============================

   Utilization of such capital losses may be limited to the extent required under IRS rules.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 1.75%, 2.40% and 2.40%, respectively. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $880,540.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $680,974 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $484,321, $604,081 and $15,769 respectively, as compensation under the Plans.
  AIM Distributors received commissions of $12,631 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $10,587 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the year ended October 31, 2001, the Fund paid no expenses with respect to this firm.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,062 and reductions in custodian fees of $11,446 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $14,508.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A.. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $8,620,087 were on loan to brokers. The loans were secured by cash collateral of $8,678,975 received by the Fund and invested in affiliated money market funds as follows:
$4,339,488 in STIC Liquid Assets Portfolio and $4,339,487 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $153,617 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $268,174,330 and $247,605,495, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 10,052,716
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (48,697,488)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $(38,644,772)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $201,434,795.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                        2001                           2000
                                                             ---------------------------    ---------------------------
                                                               SHARES          AMOUNT         SHARES         AMOUNT
                                                             -----------    ------------    ----------    -------------
Sold:
  Class A                                                      8,529,822    $ 66,809,739     4,368,248    $  46,361,270
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,134,573       9,569,113       828,920        9,063,557
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        516,122       3,438,363       149,805        1,690,938
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --         3,615         (118,692)
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         58,770         501,891        40,351          452,453
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         2,445           25,799
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --           137            1,534
=======================================================================================================================
Issued in connection with acquisitions:
  Class A                                                      4,170,350      29,375,552**   4,474,504       47,588,765***
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,805,581      19,479,675**   7,049,831       74,412,545***
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         72,210         500,597**      32,330          341,089***
=======================================================================================================================
Conversion of Advisor Class A shares****
  Class A                                                             --              --         8,558          109,035
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                       --              --        (8,558)        (109,035)
=======================================================================================================================
Reacquired:
  Class A                                                    (10,564,832)    (84,012,111)   (9,512,192)    (102,800,169)*****
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,848,920)    (37,503,785)   (3,891,896)     (40,785,343)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (503,177)     (3,385,094)      (40,068)        (396,709)
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --       (37,214)        (433,438)
=======================================================================================================================
                                                               1,370,499    $  4,773,940     3,468,816    $  35,403,599
_______________________________________________________________________________________________________________________
=======================================================================================================================

    * Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
   ** As of the close of business on September 7, 2001, the Fund acquired all the net assets of AIM Latin American Growth Fund pursuant to a plan of reorganization approved by AIM Latin American Growth Fund's shareholders on August 17, 2001. The acquisition was accomplished by a tax-free exchange of 7,048,141 shares of the Fund for 4,138,175 shares of AIM Latin American Growth Fund shares outstanding as of the close of business on September 7, 2001. AIM Latin American Growth Fund's net assets at that date of $49,355,824 including $(14,203,098) of unrealized (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $139,205,478.
  *** As of the close of business on June 16, 2000, the Fund acquired all the net assets of AIM Emerging Markets Debt Fund pursuant to a plan of reorganization approved by Emerging Markets Debt Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 11,556,665 shares of the Fund for 13,847,344 shares of Emerging Markets Debt Fund shares outstanding as of the close of business on June 16, 2000. Emerging Markets Debt Fund's net assets at that date of $122,342,399, including ($257,567) of unrealized (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $193,278,258
 **** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all shares were converted to Class A shares of the Fund.
***** This amount includes $114,574 of redemption fees associated with the merger of Eastern Europe Fund for the year ended October 31, 2000.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                       --------------------------------------------------------------------------
                                                                                                      TEN MONTHS
                                                                 YEAR ENDED OCTOBER 31,                  ENDED        YEAR ENDED
                                                       -------------------------------------------    OCTOBER 31,    DECEMBER 31,
                                                       2001(a)     2000(a)     1999(a)     1998(a)      1997(b)          1996
                                                       --------    --------    --------    -------    -----------    ------------
Net asset value, beginning of period                   $   8.89    $   9.86    $   7.53    $ 12.56     $  13.84        $  11.60
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.15        0.01        0.06       0.39(c)      0.25            0.53
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           (2.67)      (0.95)       2.36      (5.10)       (1.53)           2.19
=================================================================================================================================
    Total from investment operations                      (2.52)      (0.94)       2.42      (4.71)       (1.28)           2.72
=================================================================================================================================
Redemptions fees retained                                    --        0.01        0.03       0.28           --              --
---------------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                 (0.05)      (0.04)      (0.12)     (0.60)          --           (0.48)
=================================================================================================================================
Net asset value, end of period                         $   6.32    $   8.89    $   9.86    $  7.53     $  12.56        $  13.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                                          (28.51)%     (9.52)%     33.11%    (37.09)%      (9.25)%         23.59%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $110,756    $136,160    $157,198    $87,517     $457,379        $504,012
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense):
  With fee waivers                                         1.76%(e)    1.87%       1.91%      1.93%        1.75%(f)        1.82%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      2.26%(e)    1.95%       2.38%      2.34%        1.83%(f)        1.85%
=================================================================================================================================
Ratio of net investment income to average net assets       1.95%(e)    0.05%       0.68%      3.84%        2.03%(f)        4.07%
=================================================================================================================================
Ratio of interest expense to average net assets            0.00%(e)    0.01%       0.01%      0.20%          --              --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     144%        192%        125%       111%         184%            138%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Prior to November 1, 1997, the Fund was known as G.T. Developing Markets Fund, Inc. All Capital shares issued and outstanding on October 31 1997 were reclassified as Class A shares.
(c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(d) Does not include sales charges and is not annualized for period less than one year.
(e)  Ratios are based on average daily net assets of $114,491,339.
(f)  Annualized.

                                                                                      CLASS B
                                                              -------------------------------------------------------
                                                                                                  NOVEMBER 3, 1997
                                                                 YEAR ENDED OCTOBER 31,        (DATE SALES COMMENCED)
                                                              -----------------------------        TO OCTOBER 31,
                                                              2001(a)    2000(a)    1999(a)           1998(a)
                                                              -------    -------    -------    ----------------------
Net asset value, beginning of period                          $  8.79    $  9.79    $  7.49           $ 12.56
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.11      (0.06)      0.01              0.31(b)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.65)     (0.94)      2.37             (5.07)
=====================================================================================================================
    Total from investment operations                            (2.54)     (1.00)      2.38             (4.76)
=====================================================================================================================
Redemptions fees retained                                          --         --         --              0.28
=====================================================================================================================
Less dividends from net investment income                          --         --      (0.08)            (0.59)
=====================================================================================================================
Net asset value, end of period                                $  6.25    $  8.79    $  9.79           $  7.49
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(c)                                                (28.90)%   (10.21)%    32.14%           (39.76)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $51,040    $79,754    $49,723           $   154
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                               2.35%(d)   2.47%      2.51%             2.68%(e)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.85%(d)   2.55%      2.98%             3.09%(e)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets      1.36%(d)  (0.56)%     0.08%             3.09%(e)
=====================================================================================================================
Ratio of interest expense to average net assets                  0.00%(d)   0.01%      0.01%             0.20%(e)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                           144%       192%       125%              111%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(c) Does not include contingent deferred sales charges and is not annualized for period less than one year.
(d)  Ratios are based on average daily net assets of $60,408,045.
(e)  Annualized.

                                                                                CLASS C
                                                              --------------------------------------------
                                                                  YEAR ENDED            MARCH 1, 1999
                                                                 OCTOBER 31,        (DATE SALES COMMENCED)
                                                              ------------------        TO OCTOBER 31,
                                                              2001(a)    2000(a)           1999(a)
                                                              -------    -------    ----------------------
Net asset value, beginning of period                          $  8.79    $  9.79            $ 7.47
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.10      (0.06)               --
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.64)     (0.94)             2.32
==========================================================================================================
    Total from investment operations                            (2.54)     (1.00)             2.32
==========================================================================================================
Net asset value, end of period                                $  6.25    $  8.79            $ 9.79
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                (28.90)%   (10.21)%           31.06%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 1,682    $ 1,618            $  412
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                               2.35%(c)   2.47%             2.51%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.85%(c)   2.55%             2.98%(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets      1.36%(c)  (0.56)%            0.08%(d)
==========================================================================================================
Ratio of interest expense to average net assets                  0.00%(c)   0.01%             0.01%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate                                           144%       192%              125%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for period less than one year.
(c)  Ratios are based on average daily net assets of $1,555,907.
(d)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Developing Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Developing Markets Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 12, 2001
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Developing Markets Fund (the "Fund"), a portfolio of AIM Investment Funds, a Delaware business trust (the "Trust"), was held on August 17, 2001. The meeting was held for the following purposes:

(1)* To elect the following Trustees: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Asset Management Limited.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund and making it non-fundamental.

(6) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending in 2001.

The results of the voting on the above matters were as follows:

                                                                           Withheld/
        Trustees/Matter                                 Votes For         Abstentions
        ---------------                                 ---------         -----------
(1)*    Robert H. Graham.............................  104,314,837         3,884,079
        Frank S. Bayley..............................  104,294,972         3,903,944
        Ruth H. Quigley..............................  104,221,667         3,977,249
        Bruce L. Crockett............................  104,316,746         3,882,170
        Owen Daly II.................................  104,133,611         4,065,305
        Albert R. Dowden.............................  104,333,638         3,865,278
        Edward K. Dunn, Jr. .........................  104,246,262         3,952,654
        Jack M. Fields...............................  104,345,696         3,853,220
        Carl Frischling..............................  104,193,869         4,005,047
        Prema Mathai-Davis...........................  104,249,127         3,949,789
        Lewis F. Pennock.............................  104,311,203         3,887,713
        Louis S. Sklar...............................  104,300,433         3,898,483

                                                                           Votes          Withheld/
         Matter                                         Votes For         Against        Abstentions
         ------                                         ---------         -------        -----------
(2)      Approval of a new Investment Advisory
         Agreement with A I M Advisors, Inc. .........  10,100,338        407,354           401,963
(3)      Approval of a new Sub-Advisory Agreement
         between A I M Advisors, Inc. and INVESCO
         Asset Management Limited.....................  10,069,040        429,024           411,591
(4)(a)   Approval of the Modification of the
         Fundamental Restriction on Issuing Senior
         Securities and Borrowing Money...............   7,611,383        526,647         2,771,625**
(4)(b)   Approval of the Modification of the
         Fundamental Restriction on Underwriting
         Securities...................................   7,629,671        502,624         2,777,360**
(4)(c)   Approval of the Modification to or Addition
         of the Fundamental Restriction on Industry
         Concentration................................   7,647,157        493,046         2,769,452**
(4)(d)   Approval of the Modification of the
         Fundamental Restriction on Real Estate
         Investments..................................   7,664,280        487,022         2,758,353**
(4)(e)   Approval of the Modification of the
         Fundamental Restriction on Purchasing or
         Selling Commodities..........................   7,586,929        547,063         2,775,663**
(4)(f)   Approval of the Modification of the
         Fundamental Restriction on Making Loans......   7,561,891        577,535         2,770,229**
(4)(g)   Approval of the Modification of the
         Fundamental Policy on Investment in
         Investment Companies.........................   7,604,163        532,249         2,773,243**
(5)      Approval of changing the Investment
         Objectives and Making it Non-Fundamental.....   7,607,313        543,519         2,758,823**
(6)      Ratification of the selection of
         PricewaterhouseCoopers LLP as Independent
         Accountants of the Fund......................  10,273,239        288,779           347,637

* Proposal 1 required approval by a combined vote of all of the portfolios of AIM Investment Funds
**  Includes Broker Non-Votes

BOARD OF TRUSTEES                                  OFFICERS                         OFFICE OF THE FUND

Robert H. Graham                                   Robert H. Graham                 11 Greenway Plaza
Chairman, President and                            Chairman and President           Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                        Carol F. Relihan
                                                   Vice President and Secretary     INVESTMENT MANAGER
Frank S. Bayley
Partner, Baker & McKenzie                          Dana R. Sutton                   A I M Advisors, Inc.
                                                   Vice President and Treasurer     11 Greenway Plaza
Bruce L. Crockett                                                                   Suite 100
Director                                           Melville B. Cox                  Houston, TX 77046
ACE Limited;                                       Vice President
Formerly Director, President, and                                                   SUB-ADVISOR
Chief Executive Officer                            Gary T. Crum
COMSAT Corporation                                 Vice President                   INVESCO Asset Management Ltd.
                                                                                    11 Devonshire Square
Owen Daly II                                       Mary J. Benson                   London EC2M 4YR
Formerly, Director                                 Assistant Vice President and     England
Cortland Trust, Inc.                               Assistant Treasurer
                                                                                    TRANSFER AGENT
Albert R. Dowden                                   Sheri Morris
Chairman,                                          Assistant Vice President and     A I M Fund Services, Inc.
The Cortland Trust, Inc. and                       Assistant Treasurer              P.O. Box 4739
DHJ Media, Inc.; and                                                                Houston, TX 77210-4739
Director, Magellan Insurance Company,
Formerly Director, President and                                                    CUSTODIAN
Chief Executive Officer,
Volvo Group North America, Inc.; and                                                State Street Bank and Trust Company
Senior Vice President, AB Volvo                                                     225 Franklin Street
                                                                                    Boston, MA 02110
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                      COUNSEL TO THE FUND
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                            Ballard Spahr
President, Mercantile Bankshares                                                    Andrews & Ingersoll, LLP
                                                                                    1735 Market Street
Jack M. Fields                                                                      Philadelphia, PA 19103
Chief Executive Officer
Twenty First Century Group, Inc.;                                                   COUNSEL TO THE TRUSTEES
Formerly Member
of the U.S. House of Representatives                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                    919 Third Avenue
Carl Frischling                                                                     New York, NY 10022
Partner
Kramer, Levin, Naftalis & Frankel LLP                                               DISTRIBUTOR

Prema Mathai-Davis                                                                  A I M Distributors, Inc.
Member, Visiting Committee,                                                         11 Greenway Plaza
Harvard University Graduate School                                                  Suite 100
of Education, New School University;                                                Houston, TX 77046
Formerly Chief Executive Officer,
YWCA of the U.S.A.                                                                  AUDITORS

Lewis F. Pennock                                                                    PricewaterhouseCoopers LLP
Partner, Pennock & Cooper                                                           1201 Louisiana, Suite 2900
                                                                                    Houston, TX 77002
Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2001, 1.67% is eligible for the dividends received deduction for corporations.

HOW AIM FUNDS MAKES INVESTING EASY

AIM BANK CONNECTION(SM)             You can invest in your AIM account in
                                    amounts from $50 to $100,000 without writing a check. Once you set up this convenient feature, AIM will draw the funds from your pre-authorized checking account at your request.

AIM INTERNET CONNECT(SM)            Sign up for this service and you can buy,
                                    redeem or exchange shares of AIM funds in your AIM account simply by visiting our Web site at www.aimfunds.com. For a retirement account, such as an IRA or a 403(b), only exchanges are allowed over the Internet because of the tax-reporting and record-keeping requirements these accounts involve.


AUTOMATIC REINVESTMENT OF           You can receive distributions in cash, or
DIVIDENDS AND/OR CAPITAL GAINS      you can reinvest them in your account with
                                    out paying a sales charge. Over time, the power of compounding can significantly increase the value of your account.

AUTOMATIC INVESTMENT PLAN           You can add to your account by authorizing
                                    your AIM fund to withdraw a specified
                                    amount, minimum $25, from your bank account on a regular schedule.

EASY ACCESS TO YOUR MONEY           You can redeem shares of your AIM fund any
                                    day the New York Stock Exchange is open. The value of the shares may be more or less than their original cost depending on market conditions.

EXCHANGE PRIVILEGE                  As your investment goals change, you may
                                    exchange part or all of your shares of one fund for shares of a different AIM fund within the same share class. You may make up to 10 such exchanges per calendar year.

TAX-ADVANTAGED RETIREMENT PLANS     You can enjoy the tax advantages offered by
                                    a variety of investment plans, including
                                    Traditional IRAs, Roth IRAs and education
                                    IRAs, among others.

www.aimfunds.com                    Our award-winning Web site provides account
                                    information, shareholder education and
                                    fund-performance information. You can e-mail us via the Web site for account-specific or general information.

eDELIVERY                           This electronic service delivers fund
                                    reports and prospectuses via e-mail. If you choose to receive your reports and prospectuses this way, you will not receive paper copies. To sign up, log into your account at aimfunds.com, click on "Account
                                    Options" and select "eDelivery."

AIM INVESTOR LINE,                  You can find current account information and
800-246-5463                        the price, yield and total return on all AIM
                                    funds 24 hours a day. You can also order a year-to-date statement of your account.

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS         A I M Management Group Inc. has provided
                                                                                  leadership in the mutual fund industry since
        MORE AGGRESSIVE                          MORE AGGRESSIVE                  1976 and managed approximately $141 billion
                                                                                  in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)          AIM Developing Markets                    including individual investors, corporate
AIM Mid Cap Opportunities(1)            AIM European Small Company                clients and financial institutions, as of
AIM Large Cap Opportunities(1)          AIM Asian Growth                          September 30, 2001.
AIM Emerging Growth                     AIM International Emerging Growth             The AIM Family of Funds--Registered
AIM Small Cap Growth                    AIM Global Aggressive Growth              Trademark-- is distributed nationwide, and
AIM Aggressive Growth                   AIM European Development                  AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                      AIM Euroland Growth                       complex in the United States in assets under
AIM Dent Demographic Trends             AIM International Equity                  management, according to Strategic Insight,
AIM Constellation                       AIM Global Growth                         an independent mutual fund monitor. AIM is a
AIM Large Cap Growth                    AIM Worldwide Spectrum                    subsidiary of AMVESCAP PLC, one of the world's
AIM Weingarten                          AIM Global Trends                         largest independent financial services companies
AIM Small Cap Equity                    AIM International Value(3)                with $361 billion in assets under management as
AIM Capital Development                                                           of September 30, 2001.
AIM Charter                                     MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)                                 SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                              MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                         AIM New Technology
AIM Large Cap Basic Value               AIM Global Telecommunications and Technology
AIM Balanced                            AIM Global Energy(4)
AIM Basic Balanced                      AIM Global Infrastructure
                                        AIM Global Financial Services
       MORE CONSERVATIVE                AIM Global Health Care
                                        AIM Global Utilities
                                        AIM Real Estate(5)

                                                      MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                  MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE



When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        DVM-AR-1
A I M DISTRIBUTORS, INC.